UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): December 22, 2006


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                        II-E: 0-17320           II-E: 73-1324751
   Oklahoma             II-F: 0-17799           II-F: 73-1330632
----------------      ----------------         -------------------
(State or other        (Commission              (I.R.S. Employer
jurisdiction of        File Number)             Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
     [  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
     [  ] Pre-commencement  communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B)  Pro forma financial information.

     (1)  Geodyne Energy Income Limited Partnership II-E
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

     (2)  Geodyne Energy Income Limited Partnership II-F
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction in December 2006 as described in ITEM 2 to Form 8-K dated December 22, 2006 and filed December 29, 2006 and an October 2006 auction described in a previous 8-K filing. The unaudited pro forma balance sheet is presented as if the divestitures had occurred on September 30, 2006. The unaudited pro forma statements of operations are presented as if the divestitures had occurred on January 1, 2003. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.



                                         GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                                          ASSETS



                                                         Pro Forma         Pro Forma
                                                        Adjustments       Adjustments
                                                          October           December
                                       Historical         Auction           Auction        Pro Forma
                                                         (Note 2a)         (Note 2b)
                                       ----------       -----------       -----------      -----------

CURRENT ASSETS:
   Cash and cash equivalents           $  791,807        $1,960,852          $362,365       $3,115,024
   Accounts receivable:
      Oil and gas sales                   347,272                 -                 -          347,272
   Assets held for sale                   449,947       (   138,497)        (  16,602)         294,848
                                       ----------        ----------          --------       ----------
Total current assets                   $1,589,026        $1,822,355          $345,763       $3,757,144

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                         849,630                 -                 -          849,630

DEFERRED CHARGE                           208,171                 -                 -          208,171
                                       ----------        ----------          --------       ----------
                                       $2,646,827        $1,822,355          $345,763       $4,814,945
                                       ==========        ==========          ========       ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                       LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

                                                          Pro Forma         Pro Forma
                                                         Adjustments       Adjustments
                                                           October          December
                                         Historical        Auction           Auction       Pro Forma
                                                          (Note 2a)         (Note 2b)
                                         ----------      ------------     ------------     -----------

CURRENT LIABILITIES:
   Accounts payable                      $  111,025       $        -         $      -       $  111,025
   Gas imbalance payable                     43,424                -                -           43,424
   Asset retirement obligation -
      current                                 9,017                -                -            9,017
   Asset retirement obligation -
      assets held for sale                  107,875      (    70,028)       (   5,828)          32,019
   Accounts payable of assets
      held for sale                          26,133                -                -           26,133
                                         ----------       ----------         --------       ----------
Total current liabilities                $  297,474      ($   70,028)       ($  5,828)      $  221,618

LONG-TERM LIABILITIES:
   Accrued liability                     $   69,372       $        -          $      -      $   69,372
   Asset retirement
      obligation                            128,871                -                -          128,871
                                         ----------       ----------         --------       ----------
Total long-term liabilities              $  198,243       $        -         $      -       $  198,243




                                      -5-





PARTNERS' CAPITAL (DEFICIT):
   General Partner                      ($  119,181)      $  189,238         $ 35,159       $  105,216
   Limited Partners, issued
      and outstanding,
      228,821 units                       2,270,291        1,703,145          316,432        4,289,868
                                         ----------       ----------         --------       ----------
Total Partners' capital                  $2,151,110       $1,892,383         $351,591       $4,395,084
                                         ----------       ----------         --------       ----------
                                         $2,646,827       $1,822,355         $345,763       $4,814,945
                                         ==========       ==========         ========       ==========


                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                          Pro Forma        Pro Forma
                                                         Adjustments      Adjustments
                                                           October          December
                                        Historical         Auction          Auction         Pro Forma
                                                          (Note 2c)        (Note 2c)
                                        ----------       -----------      ------------      ----------

REVENUES:
  Oil and gas sales                     $1,804,494         $      -        $        -       $1,804,494
  Interest income                           25,781                -                 -           25,781
  Gain on sale of oil and
    gas properties                              11                -                 -               11
  Other income                               7,493                -                 -            7,493
                                        ----------         --------        ----------       ----------
                                        $1,837,779         $      -        $        -       $1,837,779

COSTS AND EXPENSES:
  Lease operating                       $  393,628         $      -        $        -       $  393,628
  Production tax                           120,395                -                 -          120,395
  Depreciation, depletion,
    and amortization of oil
    and gas properties                      74,318                -                 -           74,318
  Impairment provision                      20,278                -                 -           20,278
  General and administrative               215,186                -                 -          215,186
                                        ----------         --------        ----------       ----------
                                        $  823,805         $      -        $        -       $  823,805
                                        ----------         --------        ----------       ----------



                                      -6-




INCOME FROM CONTINUING
  OPERATIONS                            $1,013,974         $      -        $        -       $1,013,974
                                        ==========         ========        ==========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $  107,333         $      -        $        -       $  107,333
                                        ==========         ========        ==========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $  906,641         $      -        $        -       $  906,641
                                        ==========         ========        ==========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                   $     3.96         $      -        $        -       $     3.96
                                        ==========         ========        ==========       ==========
UNITS OUTSTANDING                          228,821          228,821           228,821          228,821
                                        ==========         ========        ==========       ==========


                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2005


                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October         December
                                   Historical      Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -----------      ------------      -----------


REVENUES:
  Oil and gas sales                $3,949,949     ($449,433)         ($80,830)       $3,419,686
  Interest income                      13,967             -                 -            13,967
  Gain on sale of oil and
    gas properties                        193             -                 -               193
  Other income                          5,177             -                 -             5,177
                                   ----------      --------           -------        ----------
                                   $3,969,286     ($449,433)         ($80,830)       $3,439,023

EXPENSES:
  Lease operating                  $  503,196     ($ 91,938)         ($ 5,769)       $  405,489
  Production tax                      281,131     (  42,960)         (  6,703)          231,468
  Depreciation, depletion,
    and amortization of oil
    and gas properties                204,315     (  79,842)         (  2,036)          122,437
  General and administrative          281,418             -                 -           281,418
                                   ----------      --------           -------        ----------
                                   $1,270,060     ($214,740)         ($14,508)       $1,040,812
                                   ----------      --------           -------        ----------



                                      -8-





INCOME FROM CONTINUING
  OPERATIONS                       $2,699,226     ($234,693)         ($66,322)       $2,398,211
                                   ==========      ========           =======        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  286,914     ($ 30,655)         ($ 6,815)       $  249,444
                                   ==========      ========           =======        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,412,312     ($204,038)         ($59,507)       $2,148,767
                                   ==========      ========           =======        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    10.54     ($   0.89)         ($  0.26)       $     9.39
                                   ==========      ========           =======        ==========
UNITS OUTSTANDING                     228,821       228,821           228,821           228,821
                                   ==========      ========           =======        ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2004


                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October          December
                                   Historical      Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -----------      ------------      ----------


REVENUES:
  Oil and gas sales                $2,788,915     ($309,054)         ($45,577)      $2,434,284
  Interest income                       4,783             -                 -            4,783
  Gain on sale of oil and
    gas properties                      9,419             -                 -            9,419
  Other income                          1,920             -                 -            1,920
                                   ----------      --------           -------       ----------
                                   $2,805,037     ($309,054)         ($45,577)      $2,450,406

EXPENSES:
  Lease operating                  $  494,357     ($ 48,694)         ($13,627)      $  432,036
  Production tax                      189,382     (  15,047)         (  4,021)         170,314
  Depreciation, depletion,
    and amortization of oil
    and gas properties                201,433     ( 112,335)         (  1,461)          87,637
  General and administrative          276,031             -                 -          276,031
                                   ----------      --------           -------       ----------
                                   $1,161,203     ($176,076)         ($19,109)      $  966,018
                                   ----------      --------           -------       ----------



                                      -10-




INCOME FROM CONTINUING
  OPERATIONS                       $1,643,834     ($132,978)         ($26,468)      $1,484,388
                                   ==========      ========           =======       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  181,054     ($ 23,408)         ($ 2,778)      $  154,868
                                   ==========      ========           =======       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,462,780     ($109,570)         ($23,690)      $1,329,520
                                   ==========      ========           =======       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     6.39     ($   0.48)         ($  0.10)      $     5.81
                                   ==========      ========           =======       ==========
UNITS OUTSTANDING                     228,821       228,821           228,821          228,821
                                   ==========      ========           =======       ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October          December
                                   Historical      Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -----------      ------------      ----------


REVENUES:
  Oil and gas sales                $2,747,176     ($272,840)         ($43,226)      $2,431,110
  Interest income                       3,318             -                 -            3,318
  Gain on sale of oil and
    gas properties                     21,407             -                 -           21,407
                                   ----------      --------           -------       ----------
                                   $2,771,901     ($272,840)         ($43,226)      $2,455,835

EXPENSES:
  Lease operating                  $  470,669     ($ 50,737)         ($ 8,842)      $  411,090
  Production tax                      194,259     (  29,183)         (  3,554)         161,522
  Depreciation, depletion,
    and amortization of oil
    and gas properties                137,213     (  25,846)         (  2,116)         109,251
  General and administrative          278,935             -                 -          278,935
                                   ----------      --------           -------       ----------
                                   $1,081,076     ($105,766)         ($14,512)      $  960,798
                                   ----------      --------           -------       ----------




                                      -12-




INCOME FROM CONTINUING
  OPERATIONS                       $1,690,825     ($167,074)         ($28,714)      $1,495,037
                                   ==========      ========           =======       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  181,100     ($ 19,034)         ($ 3,062)      $  159,004
                                   ==========      ========           =======       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,509,725     ($148,040)         ($25,652)      $1,336,033
                                   ==========      ========           =======       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     6.60     ($   0.65)         ($  0.11)      $     5.84
                                   ==========      ========           =======       ==========
UNITS OUTSTANDING                     228,821       228,821           228,821          228,821
                                   ==========      ========           =======       ==========


NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $1,892,383 for the October auction and an estimated non-recurring gain of $351,591 for the December auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October auction of $1,960,852 for the II-E Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December auction of $362,365 for the II-E Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(c) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                                          ASSETS


                                                         Pro Forma         Pro Forma
                                                        Adjustments       Adjustments
                                                         October            December
                                       Historical        Auction            Auction        Pro Forma
                                                         (Note 2a)         (Note 2b)
                                       ----------       -----------       -----------      -----------


CURRENT ASSETS:
   Cash and cash equivalents           $  869,065        $4,449,431          $507,466       $5,825,962
   Accounts receivable:
      Oil and gas sales                   245,058                 -                 -          245,058
   Assets held for sale                   831,984       (   170,781)        (  17,821)         643,382
                                       ----------        ----------          --------       ----------
Total current assets                   $1,946,107        $4,278,650          $489,645       $6,714,402

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                         625,822                 -                 -          625,822

DEFERRED CHARGE                            30,448                 -                 -           30,448
                                       ----------        ----------          --------       ----------
                                       $2,602,377        $4,278,650          $489,645       $7,370,672
                                       ==========        ==========          ========       ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                       LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

                                                          Pro Forma         Pro Forma
                                                         Adjustments       Adjustments
                                                           October           December
                                         Historical        Auction           Auction       Pro Forma
                                                          (Note 2a)         (Note 2b)
                                         ----------      ------------     ------------     -----------

CURRENT LIABILITIES:
   Accounts payable                      $   34,003       $        -         $      -       $   34,003
   Gas imbalance payable                      2,024                -                -            2,024
   Asset retirement obligation -
      current                                 3,358                -                -            3,358
   Asset retirement obligation -
      assets held for sale                   82,764      (     4,534)       (   4,017)          74,213
   Accounts payable of assets
      held for sale                          38,189                -                -           38,189
                                         ----------       ----------         --------       ----------
Total current liabilities                $  160,338      ($    4,534)       ($  4,017)      $  151,787

LONG-TERM LIABILITIES:
   Accrued liability                     $   25,662       $        -         $      -       $   25,662
   Asset retirement
      obligation                            118,930                -                -          118,930
                                         ----------       ----------         --------       ----------
Total long-term liabilities              $  144,592       $        -         $      -       $  144,592




                                      -16-




PARTNERS' CAPITAL (DEFICIT):
   General Partner                      ($   58,000)      $  428,319         $ 49,366       $  419,685
   Limited Partners, issued
      and outstanding,
      171,400 units                       2,355,447        3,854,865          444,296        6,654,608
                                         ----------       ----------         --------       ----------
Total Partners' capital                  $2,297,447       $4,283,184         $493,662       $7,074,293
                                         ----------       ----------         --------       ----------
                                         $2,602,377       $4,278,650         $489,645       $7,370,672
                                         ==========       ==========         ========       ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


                                                          Pro Forma        Pro Forma
                                                         Adjustments      Adjustments
                                                           October          December
                                        Historical         Auction          Auction         Pro Forma
                                                          (Note 2c)        (Note 2c)
                                        ----------       -----------      ------------      ----------

REVENUES:
  Oil and gas sales                     $1,198,064         $      -        $        -       $1,198,064
  Interest income                           21,183                -                 -           21,183
  Gain on sale of oil and
    gas properties                              28                -                 -               28
  Other income                              18,316                -                 -           18,316
                                        ----------         --------        ----------       ----------
                                        $1,237,591         $      -        $        -       $1,237,591

COSTS AND EXPENSES:
  Lease operating                       $  197,659         $      -        $        -       $  197,659
  Production tax                            77,135                -                 -           77,135
  Depreciation, depletion,
    and amortization of oil
    and gas properties                      99,575                -                 -           99,575
  Impairment provision                      24,473                -                 -           24,473
  General and administrative               167,072                -                 -          167,072
                                        ----------         --------        ----------       ----------
                                        $  565,914         $      -        $        -       $  565,914
                                        ----------         --------        ----------       ----------



                                      -18-




INCOME FROM CONTINUING
  OPERATIONS                            $  671,677         $      -        $        -       $  671,677
                                        ==========         ========        ==========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $   76,214         $      -        $        -       $   76,214
                                        ==========         ========        ==========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $  595,463         $      -        $        -       $  595,463
                                        ==========         ========        ==========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                   $     3.47         $      -        $        -       $     3.47
                                        ==========         ========        ==========       ==========
UNITS OUTSTANDING                          171,400          171,400           171,400          171,400
                                        ==========         ========        ==========       ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2005


                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October         December
                                   Historical      Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -----------      ------------      ----------

REVENUES:
  Oil and gas sales                $3,860,385     ($506,297)        ($124,781)       $3,229,307
  Interest income                      14,042             -                 -            14,042
  Gain on sale of oil and
    gas properties                        471             -                 -               471
                                   ----------      --------          --------        ----------
                                   $3,874,898     ($506,297)        ($124,781)       $3,243,820

EXPENSES:
  Lease operating                  $  420,455     ($ 33,847)        ($  3,107)       $  383,501
  Production tax                      239,774     (  24,338)        (   9,604)          205,832
  Depreciation, depletion,
    and amortization of oil
    and gas properties                135,289     (  18,049)        (   1,996)          115,244
  General and administrative          217,348             -                 -           217,348
                                   ----------      --------          --------        ----------
                                   $1,012,866     ($ 76,234)        ($ 14,707)       $  921,925
                                   ----------      --------          --------        ----------




                                      -20-




INCOME FROM CONTINUING
  OPERATIONS                       $2,862,032     ($430,063)        ($110,074)       $2,321,895
                                   ==========      ========          ========        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  296,975     ($ 44,631)        ($ 11,187)       $  241,157
                                   ==========      ========          ========        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,565,057     ($385,432)        ($ 98,887)       $2,080,738
                                   ==========      ========          ========        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    14.97     ($   2.25)        ($   0.58)       $    12.14
                                   ==========      ========          ========        ==========
UNITS OUTSTANDING                     171,400       171,400           171,400           171,400
                                   ==========      ========          ========        ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October          December
                                   Historical      Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -----------      ------------      ----------


REVENUES:
  Oil and gas sales                $2,876,134     ($326,445)         ($56,466)      $2,493,223
  Interest income                       4,458             -                 -            4,458
  Gain on sale of oil and
    gas properties                     24,162             -                 -           24,162
  Other income                          4,694             -                 -            4,694
                                   ----------      --------           -------       ----------
                                   $2,909,448     ($326,445)         ($56,466)      $2,526,537

EXPENSES:
  Lease operating                  $  425,498     ($ 15,185)         ($ 7,347)      $  402,966
  Production tax                      183,457     (  15,112)         (  4,709)         163,636
  Depreciation, depletion,
    and amortization of oil
    and gas properties                216,694     (  22,851)         (  1,510)         192,333
  General and administrative          211,681             -                 -          211,681
                                   ----------      --------           -------       ----------
                                   $1,037,330     ($ 53,148)         ($13,566)      $  970,616
                                   ----------      --------           -------       ----------




                                      -22-




INCOME FROM CONTINUING
  OPERATIONS                       $1,872,118     ($273,297)         ($42,900)      $1,555,921
                                   ==========      ========           =======       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  203,874     ($ 29,386)         ($ 4,426)      $  170,062
                                   ==========      ========           =======       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,668,244     ($243,911)         ($38,474)      $1,385,859
                                   ==========      ========           =======       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.73     ($   1.42)         ($  0.22)      $     8.09
                                   ==========      ========           =======       ==========
UNITS OUTSTANDING                     171,400       171,400           171,400          171,400
                                   ==========      ========           =======       ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2003


                                                  Pro Forma        Pro Forma
                                                 Adjustments      Adjustments
                                                   October         December
                                   Historical      Auction          Auction         Pro Forma
                                                  (Note 2c)        (Note 2c)
                                   ----------    -----------      ------------      ----------


REVENUES:
  Oil and gas sales                $2,639,281     ($270,422)         ($59,976)      $2,308,883
  Interest income                       3,228             -                 -            3,228
  Gain on sale of oil and
    gas properties                     58,644             -                 -           58,644
                                   ----------      --------           -------       ----------
                                   $2,701,153     ($270,422)         ($59,976)      $2,370,755

EXPENSES:
  Lease operating                  $  407,571     ($ 42,605)         ($ 5,870)      $  359,096
  Production tax                      165,636     (  11,446)         (  4,867)         149,323
  Depreciation, depletion,
    and amortization of oil
    and gas properties                135,340     (  20,531)         (  2,084)         112,725
  General and administrative          213,797             -                 -          213,797
                                   ----------      --------           -------       ----------
                                   $  922,344     ($ 74,582)         ($12,821)      $  834,941
                                   ----------      --------           -------       ----------



                                      -24-




INCOME FROM CONTINUING
  OPERATIONS                       $1,778,809     ($195,840)         ($47,155)      $1,535,814
                                   ==========      ========           =======       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  189,739     ($ 21,432)         ($ 4,903)      $  163,404
                                   ==========      ========           =======       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,589,070     ($174,408)         ($42,252)      $1,372,410
                                   ==========      ========           =======       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.27     ($   1.02)         ($  0.25)      $     8.00
                                   ==========      ========           =======       ==========
UNITS OUTSTANDING                     171,400       171,400           171,400          171,400
                                   ==========      ========           =======       ==========



NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $4,283,184 for the October auction and an estimated non-recurring gain of $493,662 for the December auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October auction of $4,449,431 for the II-F Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December auction of $507,466 for the II-F Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(c) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F

                                  By: GEODYNE RESOURCES, INC.
                                      General Partner

                                      //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President

DATE: February 5, 2007